UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10593

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

(Exact name of Registrant as specified in Charter)

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Amy Doberman, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

(212) 878-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

MORGAN STANLEY

INSTITUTIONAL FUND OF HEDGE FUNDS LP

Financial Statements (Unaudited)

For the Period from January 1, 2008

to June 30, 2008

Morgan Stanley Institutional Fund of Hedge Funds LP

Financial Statements (Unaudited)

For the Period from January 1, 2008 to June 30, 2008

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Assets, Liabilities and Partners’ Capital (Unaudited)

June 30, 2008

Assets
Investments in investment funds, at fair value (cost $2,369,961,503)	$2,883,160,576
Short-term investments (cost $82,954,477)	82,954,477
Cash	50,000
Receivable for investments sold	204,371,624
Due from Morgan Stanley Institutional Cayman Fund LP	129,850
Other assets	161,895

Total assets	3,170,828,422

Liabilities
Payable for capital repurchases	234,408,851
Management fee payable	2,889,518
Directors’ fee payable	4,600
Accrued expenses and other liabilities	6,973,411

Total liabilities	244,276,380

Net assets	$2,926,552,042

Partners’ capital
Represented by:
Net capital	$2,328,510,900
Accumulated net investment loss	(9,543,032)
Accumulated net realized gain from investments	94,385,101
Net unrealized appreciation on investments	513,199,073

Total partners’ capital	$2,926,552,042

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Operations (Unaudited)

For the Period from January 1, 2008 to June 30, 2008

Investment income
Dividend	$784,050
Interest	40,317

Total investment income	824,367

Expenses
Management fees	8,809,853
Accounting, administration and tax fees	663,896
Custody fees	307,887
Interest expense	288,975
Insurance expense	118,768
Professional fees	105,000
Directors’ fees	35,000
Other	38,020

Total expenses	10,367,399

Net investment loss	(9,543,032)

Realized and unrealized loss from investments
Net realized gain from investments in investment funds	94,385,101

Net realized gain from investments	94,385,101

Net change in unrealized appreciation/depreciation on investments in investment funds	(106,114,918)

Net change in unrealized appreciation/depreciation on investments	(106,114,918)

Net realized and unrealized loss from investments	(11,729,817)

Net decrease in partners’ capital resulting from operations	$(21,272,849)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statements of Changes in Partners’ Capital (Unaudited)

	General Partner	Limited Partners	Total
Partners’ capital at December 31, 2006	$525,391	$2,764,314,712	$2,764,840,103

For the year ended December 31, 2007
Increase (decrease) in partners’ capital:
From operations
Net investment loss	(4,090)	(20,806,613)	(20,810,703)
Net realized gain from investments	16,231	82,205,690	82,221,921
Net change in unrealized appreciation/depreciation on investments	38,072	201,700,376	201,738,448

Net increase in partners’ capital resulting from operations	50,213	263,099,453	263,149,666

From partners’ capital transactions
Capital contributions	—	457,810,009	457,810,009
Capital repurchases	—	(290,724,450)	(290,724,450)
Re-allocation of performance incentive	107,271	(107,271)	—

Net increase in partners’ capital from capital transactions	107,271	166,978,288	167,085,559

Total increase in partners’ capital	157,484	430,077,741	430,235,225

Partners’ capital at December 31, 2007	$682,875	$3,194,392,453	$3,195,075,328

For the period from January 1, 2008 to June 30, 2008
Increase (decrease) in partners’ capital:
From operations
Net investment loss	$(2,008)	$(9,541,024)	$(9,543,032)
Net realized gain from investments	20,280	94,364,821	94,385,101
Net change in unrealized appreciation/depreciation on investments	(21,876)	(106,093,042)	(106,114,918)

Net decrease in partners’ capital resulting from operations	(3,604)	(21,269,245)	(21,272,849)

From partners’ capital transactions
Capital contributions	—	176,789,764	176,789,764
Capital repurchases	—	(424,040,201)	(424,040,201)
Re-allocation of performance incentive	895	(895)	—

Net increase (decrease) in partners’ capital from capital transactions	895	(247,251,332)	(247,250,437)

Total decrease in partners’ capital	(2,709)	(268,520,577)	(268,523,286)

Partners’ capital at June 30, 2008	$680,166	$2,925,871,876	$2,926,552,042

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Cash Flows (Unaudited)

For the Period from January 1, 2008 to June 30, 2008

Cash flows from operating activities
Net decrease in partners’ capital resulting from operations	$(21,272,849)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation/depreciation on investments in investment funds	106,114,918
Net realized gain from investments in investment funds	(94,385,101)
Purchase of investments in investment funds	(248,038,431)
Proceeds from sales of investments in investment funds	509,963,346
Increase in short-term investments	(57,036,590)
Increase in receivable for investments sold	(35,421,180)
Decrease in prepaid investments in investment funds	130,000,000
Decrease in due from Morgan Stanley Institutional Cayman Fund LP	37,556
Decrease in other assets	47,871
Decrease in management fee payable	(57,180)
Decrease in directors’ fee payable	(1,157)
Increase in accrued expenses and other liabilities	1,666,896

Net cash provided by operating activities	291,618,099

Cash flows from financing activities
Repayments of line of credit	(111,500,000)
Capital contributions (including capital contributions received in advance)	57,789,764
Capital repurchases	(237,857,863)

Net cash used in financing activities	(291,568,099)

Net change in cash	50,000
Cash at beginning of period	—

Cash at end of period	$50,000

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$738,837

Conversion to partners’ capital in 2008 of capital contributions received in advance during 2007	$119,000,000

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited)

June 30, 2008

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital		First Available Redemption Date*	Liquidity**
Investment Funds

Convertible Arbitrage
KBC Convertible Opportunities Fund L.P.	7/1/2002	$226,703	$223,634	0.01%		(a)	(a)
Lydian Partners II L.P.	7/1/2002	10,000,000	10,448,222	0.35		9/30/2008	Quarterly

Total Convertible Arbitrage		10,226,703	10,671,856	0.36

Distressed
Avenue Asia Investments, L.P.	7/1/2002	12,975,782	20,676,904	0.71		(a)	(a)
Avenue Asia Investments Delaware Statutory Trust	11/1/2007	58,167	48,649	0.00		(a)	(a)
Avenue Europe Investments, L.P.	8/1/2004	38,000,000	45,943,516	1.57		9/30/2008	Quarterly
Cerberus International, Ltd.	12/1/2007	130,000,000	130,632,897	4.46	†	12/31/2009	Quarterly

Total Distressed		181,033,949	197,301,966	6.74

Equity Long/Short - High Hedge
Atlas Advantage Fund, L.P.	7/1/2006	60,965,835	64,499,023	2.20		9/30/2008	Semi-annual
Highbridge Long/Short Equity Fund, L.P.	1/1/2005	42,515,888	63,391,506	2.18		9/30/2008	Quarterly
Prism Partners III Leveraged LP	6/1/2008	50,000,000	49,850,000	1.70		8/31/2008	Monthly
The 32 Capital Fund LLC	7/1/2007	29,732,818	30,527,956	1.04		7/31/2008	Monthly

Total Equity Long/Short - High Hedge		183,214,541	208,268,485	7.12

Equity Long/Short - Opportunistic
Blackstone Kailix Fund L.P.	10/1/2006	68,000,000	82,206,756	2.80		9/30/2008	Quarterly
Karsch Capital II, LP	5/1/2004	48,849,943	64,070,512	2.19		9/30/2008	Quarterly
Lansdowne Global Financials Fund, L.P.	10/1/2004	47,647,820	90,596,363	3.10		9/30/2008	Monthly
Value Partners China Hedge Fund LLC	2/1/2005	19,415,325	29,441,992	1.01		7/31/2008	Monthly
Visium Balanced Fund, LP	12/1/2005	67,000,000	87,966,883	3.01		9/30/2008	Quarterly

Total Equity Long/Short - Opportunistic		250,913,088	354,282,506	12.11

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2008

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	First Available Redemption Date*		Liquidity**
Investment Funds (continued)

Event Driven Credit
Fir Tree Recovery Fund, L.P.	7/1/2002	$721,281	$721,281	0.02%	(b)		(b)
Plainfield Special Situations Onshore Feeder Fund LP	8/1/2005	120,000,000	133,851,243	4.57	9/30/2008		Quarterly
Q Funding III, L.P.	7/1/2002	37,150,523	45,329,813	1.55	6/30/2009	(c)	3 Years
Silver Point Capital Fund, L.P.	6/1/2007	81,000,000	78,151,432	2.67	6/30/2009		Annually (b)

Total Event Driven Credit		238,871,804	258,053,769	8.81

Fixed Income Arbitrage
Platinum Grove Contingent Capital Partners, L.P.	2/1/2005	55,319,898	60,477,381	2.07	8/31/2008		Monthly

Total Fixed Income Arbitrage		55,319,898	60,477,381	2.07

Macro
Brevan Howard L.P.	8/1/2004	113,500,000	157,028,970	5.36	9/30/2008		Monthly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2004	102,726,986	147,668,006	5.05	9/30/2008		Quarterly

Total Macro		216,226,986	304,696,976	10.41

Mortgage Arbitrage
Ellington Mortgage Partners, L.P.	7/1/2002	48,175,565	49,583,608	1.69	(a)		(a)
New Ellington Credit Partners, LP	2/1/2006	47,558,966	34,548,311	1.18	(a)		(a)

Total Mortgage Arbitrage		95,734,531	84,131,919	2.87

Multi-Strategy
Amaranth Partners L.L.C.	11/1/2004	8,629,059	3,005,615	0.10	(a)		(a)
Citadel Derivatives Group Investors LLC	7/1/2007	20,250,000	49,744,830	1.70	9/30/2008		Quarterly
Citadel Wellington LLC	7/1/2002	66,848,035	139,416,270	4.76	9/30/2008		2 Years & Quarterly
D.E. Shaw Composite Fund, L.L.C.	9/1/2005	80,710,910	108,261,744	3.70	9/30/2008		Quarterly (b)
HBK Fund L.P.	7/1/2002	94,723,064	121,761,763	4.16	9/30/2008		Quarterly
Magnetar Capital Fund, LP	1/1/2008	60,000,000	57,669,990	1.97	12/31/2008		Semi-annually
OZ Domestic Partners, L.P.	7/1/2002	115,500,000	157,831,504	5.39	3/31/2009		Annually (b)
Perry Partners, L.P.	12/1/2006	37,500,000	41,182,437	1.41	12/31/2008		Annually (b)
Polygon Global Opportunities Fund LP	7/1/2005	98,152,694	113,117,234	3.87	(a)		(a)
QVT Associates LP	9/1/2006	119,000,000	168,340,705	5.75	9/30/2008		Quarterly (b)
Sandelman Partners Multi-Strategy Fund, LP	5/1/2007	76,000,000	65,229,896	2.23	(a)		(a)
TPG-Axon Partners, LP	10/1/2007	146,000,000	164,833,494	5.64	12/31/2009		Quarterly

Total Multi-Strategy		923,313,762	1,190,395,482	40.68

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2008

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	First Available Redemption Date*	Liquidity**
Investment Funds (continued)
Relative Value Credit
Artesian GMSCAF (Onshore) Series LP - OP2	2/1/2006	$14,648,163	$9,864,465	0.34%	(a)	(a)

Total Relative Value Credit		14,648,163	9,864,465	0.34

Restructurings and Value
Amber Fund LP	4/1/2007	14,524,004	13,463,597	0.46	(a)	(a)
Castlerigg Partners LP	5/1/2007	74,000,000	73,132,888	2.50	9/30/2008	Quarterly
Empyrean Capital Fund, LP	7/1/2004	407,519	259,331	0.01	(b)	(b)
Laxey Investors L.P.	9/1/2004	773,150	793,164	0.03	(a)	(a)
Oceanwood Global Opportunities Fund L.P.	7/1/2007	50,000,000	48,223,950	1.65	12/31/2010	Annually
One East Partners, LP	8/1/2006	3,629,274	6,264,513	0.21	(a)	(a) (b)
Western Investment Activism Partners LLC	1/1/2006	57,124,131	62,878,328	2.15	(a)	(a)

Total Restructurings and Value		200,458,078	205,015,771	7.01

Total Investments in Investment Funds		$2,369,961,503	$2,883,160,576	98.52%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2008

Description	Cost	Fair Value	Percent of Partners’ Capital
Short-Term Investments
State Street Institutional Liquid Reserves Fund - Institutional Class 2.59%	$82,954,477	$82,954,477	2.83%

Total Short-Term Investments	82,954,477	82,954,477	2.83

Total Investments in Investment Funds and Short-Term Investments	$2,452,915,980	2,966,115,053	101.35

Liabilities in excess of Other Assets		(39,563,011)	(1.35)

Total Partners’ Capital		$2,926,552,042	100.00%

Detailed information about all of the Investment Funds’ portfolios is not available.

*	Investments in Investment Funds may be composed of multiple tranches. The First Available Redemption Date relates to the earliest date after June 30, 2008 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the First Available Redemption Date. Redemptions from Investment Funds may be subject to fees.

**	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.

(a)	The Partnership has submitted a request for full redemption from this Investment Fund. All redemption proceeds have not been received. In addition to any redemption proceeds that may have already been received, the Partnership will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments.

(b)	A portion of the assets of this Investment Fund are held in side pockets, which have restricted liquidity. See discussion in Note 2 to the financial statements.

(c)	Based on agreement with the underlying Investment Fund’s investment manager, if the Investment Fund becomes greater than 8% of the Partnership’s net assets, the Partnership may elect to redeem as of the next available month end date in an amount sufficient to bring the Investment Fund’s value to below 8% of the Partnership’s net assets.

†	Investment Fund is held indirectly through a swap agreement. See discussion in Note 4 to the financial statements.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2008

Strategy Allocation	Percent of Partners’ Capital
Multi-Strategy	40.68%
Equity Long/Short - Opportunistic	12.11
Macro	10.41
Event Driven Credit	8.81
Equity Long/Short - High Hedge	7.12
Restructurings and Value	7.01
Distressed	6.74
Mortgage Arbitrage	2.87
Short-Term Investments	2.83
Fixed Income Arbitrage	2.07
Convertible Arbitrage	0.36
Relative Value Credit	0.34

Total Investments in Investment Funds and Short-Term Investments	101.35%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited)

June 30, 2008

1. Organization

Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”) was organized under the laws of the State of Delaware as a limited partnership on November 6, 2001 pursuant to an Amended and Restated Agreement of Limited Partnership (as it may be amended, modified or otherwise supplemented from time to time, the “Agreement”) and commenced operations on July 1, 2002. The Partnership is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Partnership’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of alternative investment strategies. Investments of the Partnership are selected opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such Investment Funds while seeking to invest in compelling investment strategies and with promising third party investment managers at optimal times. The Partnership may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Partnership’s general partner (the “General Partner”) subject to the ultimate supervision of, and subject to any policies established by, the Partnership’s Board of Directors (the “Board”). Morgan Stanley AIP GP LP, the general partner of the General Partner, serves as the Partnership’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Partnership, subject to the supervision of the Board. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The General Partner and the Adviser are affiliates of Morgan Stanley. The Partnership’s term is perpetual unless the Partnership is otherwise terminated under the terms of the Agreement or unless and until required by law.

The Partnership is a “Master” fund in a “Master-Feeder” structure whereby each feeder fund invests substantially all of its assets in the Partnership. At June 30, 2008, Morgan Stanley Institutional Cayman Fund LP, Morgan Stanley Institutional Cayman Fund SPC – Euro Segregated Portfolio, Morgan Stanley Institutional Cayman Fund SPC – Morgan Stanley Alpha AdvantageTM U.S. Large Cap Core Equity Segregated Portfolio, and Morgan Stanley Institutional Cayman Fund SPC – Morgan Stanley Alpha AdvantageTM U.S. Core Bond Segregated Portfolio, each a feeder fund to the Partnership, represented 24.67%, 1.13%, 4.50%, and 10.64%, respectively, of the Partnership’s net assets. At June 30, 2008, Morgan Stanley Institutional Unit Trust (For Qualified Institutional Investors) and Morgan Stanley Institutional Unit Trust II (For Qualified Institutional Investors), each an indirect feeder fund to the Partnership, represented 2.68% and 0.73%, respectively, of the Partnership’s net assets.

The Board has overall responsibility for monitoring and overseeing the Partnership’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Partnership or the Adviser.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

1. Organization (continued)

Limited partnership interests of the Partnership (the “Interests”) are generally issued at the beginning of each calendar quarter, unless otherwise determined at the discretion of the General Partner. Additional contributions for Interests by eligible investors are accepted into the Partnership at net asset value. Effective June 26, 2008, the Board authorized the reopening of the Partnership to new investors.

The Partnership may from time to time offer to repurchase Interests (or portions of them) at net asset value pursuant to written tenders made by a limited partner of the Partnership (a “Limited Partner”), and each such repurchase offer will generally apply to 5-25% of the net assets of the Partnership. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. In determining whether the Partnership should offer to repurchase Interests (or portions of them) from Limited Partners, the Board will consider the recommendations of the Adviser and the General Partner as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser and the General Partner expect that they will recommend to the Board that the Partnership offer to repurchase Interests (or portions of them) from Limited Partners quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Partnership will initially pay at least 90% of the estimated value of the repurchased Interests to Limited Partners as of the later of: (1) a period of within 30 days after the value of the Interests to be repurchased is determined, or (2) if the Partnership has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten business days after the Partnership has received at least 90% of the aggregate amount withdrawn by the Partnership from such Investment Funds. The remaining amount will be paid promptly after completion of the annual audit of the Partnership and preparation of the Partnership’s audited financial statements.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Partnership in preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the General Partner and Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation

The net asset value of the Partnership is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

At June 30, 2008, 97.20% of the Partnership’s portfolio was comprised of investments in Investment Funds. The remainder of the portfolio was invested in short-term investments. The Board has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Valuations received by, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such valuations are generally net of management and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements and offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the valuation supplied by, or on behalf of, such Investment Fund and to determine independently the value of the Partnership’s interest in such Investment Fund, consistent with the Partnership’s fair valuation procedures.

Where no fair value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Agreement, the Adviser values the Partnership’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Partnership investments may differ significantly from the values that would have been used had a ready market for the investments held by the Partnership been available. Each Investment Fund held by the Partnership as of June 30, 2008 has been valued using the valuation supplied by, or on behalf of, such Investment Fund.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Partnership seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Partnership might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Partnership is permitted to fully liquidate its interest in the Investment Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund’s investment manager. At June 30, 2008, less than 3% of the Partnership’s net assets were invested in side pockets maintained by the Investment Funds.

Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Values of Financial Instruments,” approximates the carrying amounts presented in the Statement of Assets, Liabilities and Partners’ Capital.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). Effective January 1, 2008, the Partnership adopted FAS 157. In accordance with FAS 157, fair value is defined as the price that the Partnership would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Partnership’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Partnership’s own assumptions in determining the fair value of investments)

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The units of account that are valued by the Partnership are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Partnership to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Partnership’s investments carried at fair value:

Valuation Inputs	Investments in Investment Funds	Other Financial Instruments*
Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	—	82,954,477
Level 3—Significant Unobservable Inputs	2,883,160,576	—

Total	$2,883,160,576	$82,954,477

*	Other financial instruments include short-term investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Investment Funds
Balance as of December 31, 2007	$3,156,815,308
Realized gain (loss)	94,385,101
Net change in unrealized appreciation/depreciation	(106,114,918)
Net purchases (sales)	(261,924,915)
Net transfers in or out of Level 3	—
Balance as of June 30, 2008	$2,883,160,576

Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2008	$(76,703,045)

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Income Recognition and Expenses

The Partnership recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in Investment Funds’ net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Redemption proceeds received, whether in the form of cash or securities, are applied as a reduction of the Investment Fund’s cost, and realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Net profits or net losses of the Partnership for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Limited Partners and the General Partner (collectively, the “Partners”) as of the last day of each month in accordance with the Partners’ investment percentages as of the first day of each month. Net profits or net losses are measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation on investments, income (net of accrued expenses) and realized gains or losses, before giving effect to any repurchases by the Partnership of Interests or portions of Interests.

Short-Term Investments

Short-term investments are valued at amortized cost, which approximates fair value. Short-term investments are invested in a money market fund and overnight in a short-term time deposit with the Partnership’s custodian, State Street Bank and Trust Company (“State Street”).

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Partners is to include its respective share of the Partnership’s realized profits or losses in its individual tax returns. The Partnership files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Partnership is required to withhold up to 30% U.S. tax from U.S. source dividends and 35% effectively connected income allocable to its non-U.S. investors and to remit those amounts to the U.S. Internal Revenue Service. The rate of withholding is generally the rate at which the particular non-U.S. investor is subject to U.S. federal income tax. The non-U.S. investors are obligated to indemnify the Partnership for any taxes that the Partnership is required to withhold as well as any interest or penalties.

If the Partnership incurs a withholding tax or other obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership or the General Partner, will cause the amount of the obligation to be debited against the capital account of the Partner when the Partnership pays the obligation, and any amounts then or in the future distributable to the Partner will be reduced by the amount of the taxes. If the amount of the taxes is

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Income and Withholding Taxes (continued)

greater than any distributable amounts, then the Partner and any successor to the Partner’s Interest or portion of an Interest will pay to the Partnership as a capital contribution, upon demand by the General Partner, the amount of the excess.

For the period from January 1, 2008 to June 30, 2008, the Partnership recorded an estimated tax withholding amount of $2,200,331, which was specifically allocated to the capital accounts of the foreign partners who incurred the withholding and is included in capital repurchases in the Statements of Changes in Partners’ Capital. $129,850 is due to the Partnership from former Partners and is included in due from Morgan Stanley Institutional Cayman Fund LP in the Statement of Assets, Liabilities and Partners’ Capital.

Effective June 30, 2007, the Partnership adopted the provisions of FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109” (“FIN 48”). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements and applies to all open tax years as of the effective date. As of June 30, 2008, there was no impact to the Partnership’s financial statements as a result of the adoption of FIN 48.

If applicable, the Partnership recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

Limitation of Limited Partner Liability

Generally, except as provided under applicable law or under the Agreement, a Limited Partner shall not be liable for the Partnership’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Limited Partner. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.

3. Management Fee, Performance Incentive, Related Party Transactions and Other

The Partnership bears all expenses related to its investment program including, but not limited to, expenses borne indirectly through the Partnership’s investments in the underlying Investment Funds.

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), as amended, between the Adviser and the Partnership, the Adviser receives a management fee for services provided to the Partnership, calculated and generally paid monthly at a rate of 0.046% (0.55% on an annualized basis) of the Partnership’s net assets as of the end of business on the last business day of each month, before adjustment for any repurchases effective on that day. For the period from January 1, 2008 to June 30, 2008, the Partnership incurred management fees of $8,809,853, of which $2,889,518 was payable to the Adviser at June 30, 2008.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

3. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

Under the terms of the Agreement, as amended, the General Partner’s “Performance Incentive” for each Incentive Period, as defined below, is equal to 10% of the amount, if any, of: (1) the net profits allocated to each Limited Partner’s capital account for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) (a) the Limited Partner’s Hurdle Rate Amount, as defined below, for the Incentive Period and (b) any loss carry forward amounts applicable to the Limited Partner’s capital account. With respect to each Limited Partner for each Incentive Period, the Performance Incentive allocated to the General Partner will not exceed 1.75% of the Limited Partner’s ending capital account balance for that Incentive Period, as determined prior to the deduction of the Performance Incentive.

An “Incentive Period” generally corresponds to a fiscal year, but may vary with respect to Limited Partners. An Incentive Period may be composed of one or more consecutive “Sub-Periods.” The initial Sub-Period began upon the commencement of investment operations of the Partnership. Each subsequent Sub-Period begins immediately after the end of the previous Sub-Period, which occurs at the close of business on the earliest occurrence of: (i) the last day of the fiscal year; (ii) the date immediately prior to the effective date of additional purchases of Interests; (iii) the date immediately prior to the effective date of partial transfers of Interests; or (iv) the date on which the Partnership dissolves. Both the Incentive Period and the last Sub-Period within the Incentive Period terminate at the close of business on the earliest occurrence of: (i) the last day of the fiscal year; (ii) the date immediately prior to the effective date of a full transfer of Interests; or (iii) the date on which the Partnership dissolves.

The Partnership’s “Hurdle Rate” for a given Incentive Period is equal to 5% per annum plus the rate of return achieved by the Citi Three-Month U.S. Treasury Bill Index over the same Incentive Period. A Limited Partner’s “Hurdle Rate Amount” for a given Incentive Period is equal to the Hurdle Rate calculated for a given Incentive Period multiplied by the Limited Partner’s capital account balance as of the beginning of that Incentive Period. The Hurdle Rate is not cumulative and resets for each Incentive Period at the beginning of each such Incentive Period. The Performance Incentive is debited from each Limited Partner’s capital account and credited to the General Partner’s capital account at the end of each such Incentive Period. During the period from January 1, 2008 to June 30, 2008 and during the year ended December 31, 2007, the Performance Incentive earned was $895 and $107,271, respectively, and is included in the Statements of Changes in Partners’ Capital.

Had the most recent Incentive Period ended on June 30, 2008, the additional Performance Incentive earned by the General Partner for the period from January 1, 2008 to June 30, 2008 would have been $12,560. This amount has not yet been reallocated to the General Partner. This amount may be reallocated to the General Partner in the future and is based on the net profits allocated to each Limited Partner’s capital account for the period from January 1, 2008 to June 30, 2008, and does not take into account any future changes in the net profits of the Limited Partners during the remainder of the Incentive Period. The net profits for the full Incentive Period may be different from these profits reflected in the accompanying financial statements and such differences could be material.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

3. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

State Street provides accounting and administrative services to the Partnership. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the administrator. The administrative services fee is subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product.

State Street also serves as the Partnership’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate ranging from 1.5% to 2.0%, based on (i) the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the custodian, and (ii) investment purchases and sales activity related to the Partnership.

The Partnership is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Partnership.

The Partnership has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Partnership. At June 30, 2008, the Partnership’s proportionate share of assets attributable to the DC Plan was $20,270, which is included in the Statement of Assets, Liabilities and Partner’s Capital under other assets and accrued expenses and other liabilities.

At June 30, 2008, there was one Limited Partner, unaffiliated with Morgan Stanley, with a capital balance that represented approximately 45% of the Partnership’s capital and another Limited Partner, unaffiliated with Morgan Stanley, that invested in the Partnership indirectly through a feeder fund, which had a capital balance that represented approximately 14% of the Partnership’s capital.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Partnership invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Partnership’s risk of loss in these Investment Funds is limited to the value of these Investment Funds as reported by the Partnership.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Swap Agreements

The Partnership may enter into total return, interest rate, index and currency rate swap agreements. These transactions may be undertaken in an attempt to obtain a particular return when the Adviser determines appropriate, possibly at a lower cost than if the Partnership had invested directly in the investment or instrument. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, in the value of an Investment Fund or in a “basket” of securities representing a particular index or underlying Investment Funds.

Most swap agreements entered into by the Partnership require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations or rights under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Swaps are valued based on market values provided by dealers. The Partnership is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Partnership is contractually obligated to make. If the other party to a swap defaults, the Partnership’s risk of loss consists of the net amount of payments that the Partnership contractually is entitled to receive, which may be different from the amounts recorded in the Statement of Assets, Liabilities and Partners’ Capital.

The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, generally, is reported as appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Generally, unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability in the Statement of Assets, Liabilities and Partners’ Capital. The unrealized appreciation/depreciation, rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

As of June 30, 2008, there was one swap agreement (the “Swap Agreement”) outstanding, with UBS AG, London Branch, (“UBS”) dated March 1, 2008. At June 30, 2008, the Swap Agreement was subject to a maximum notional amount of $130,000,000. The Partnership may adjust the outstanding notional amount provided that certain conditions are satisfied. An amount equal to the outstanding notional amount was invested by UBS in Cerberus International, Ltd. (“Cerberus”). The Partnership receives the total return of Cerberus. In exchange, the Partnership pays interest on a quarterly basis on the outstanding notional amount at a rate equal to 0.30%. At June 30, 2008, the outstanding notional amount was

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Swap Agreements (continued)

$130,000,000. The maturity date of the Swap Agreement is March 31, 2010, subject to the date on which UBS’s investment in Cerberus has been fully liquidated.

The Partnership reduces its credit risk by entering into master netting agreements that incorporate the right of “off-set” across derivative products with the same counterparty. In order to further reduce the potential risk to the Partnership should UBS default under the terms of the Swap Agreement, the Partnership has obtained a consent from the manager of Cerberus, which acknowledges the existence of a pledge of all shares of Cerberus owned by UBS and effectively connected to transactions between the Partnership and UBS. This pledge would allow the Partnership to be admitted as a shareholder to Cerberus in the event a default notice is delivered to the manager of Cerberus. The Partnership has also obtained the right to electively terminate the Swap Agreement at any time with physical settlement. This physical settlement right would allow the Partnership to elect to be admitted as a shareholder to Cerberus, pending the approval of the manager of Cerberus, in lieu of cash settlement of the Swap Agreement. At June 30, 2008, the Partnership viewed its credit exposure for total return swaps as $130,632,897, since (i) the Partnership deposited $130,000,000 with UBS as collateral for the notional amount of the Swap Agreement, and (ii) the fair value of the Swap Agreement for which a master netting agreement exists is in a net unrealized gain position. In accordance with the terms of the Swap Agreement, UBS or any other qualified custodian should maintain a certain level of capitalization and credit rating to hold the swap collateral.

As of June 30, 2008, the Partnership concluded that the Swap Agreement did not meet the criteria for treatment as a derivative under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities.” As a result, UBS’s investment in Cerberus and the related swap collateral were reflected by the Partnership as a direct holding within investments in Investment Funds in the Schedule of Investments and the Statement of Assets, Liabilities and Partners’ Capital. The change in the value of the Swap Agreement was reflected by the Partnership in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Interest expenses related to the Swap Agreement were reflected by the Partnership as interest expense in the Statement of Operations, of which any interest payable at June 30, 2008 was reflected in accrued expenses and other liabilities in the Statement of Assets, Liabilities and Partners’ Capital.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosures that are intended to enable investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivatives affect a fund’s results of operations and financial position. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Partnership is currently evaluating the impact, if any, that adoption of FAS 161 will have to the Partnership’s financial statements.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

5. Line of Credit

Effective April 28, 2006, the Partnership entered into a credit agreement with State Street for a revolving line of credit (the “Facility”). The maximum availability under the Facility is the lesser of $200,000,000 or 10% of the Partnership’s Net Asset Value, as defined in the credit agreement. The interest rate on the borrowings is the current Federal Funds Rate plus 1.00% per annum. Under the terms of the Facility, borrowings are repayable within 120 days of the initial date of advance. At June 30, 2008, there was no amount outstanding against the Facility. For the period from January 1, 2008 to June 30, 2008, the Partnership incurred interest expense of $102,642 in connection with the Facility. Borrowings are secured by the Partnership’s investments in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Weighted Average Balance	Weighted Average Rate
7	$100,357,143	5.26%

6. Receivable for Investments Sold

As of June 30, 2008, $204,371,624 was due to the Partnership from thirteen Investment Funds. The receivable amount represents the fair value of each investment in Investment Funds net of management fees and incentive fees/allocations that may have been charged by the Investment Funds.

7. Contractual Obligations

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Investments in Investment Funds

As of June 30, 2008, the Partnership invested primarily in Investment Funds. At June 30, 2008, 15.29% of the Partnership’s capital (excluding sidepockets) was invested in Investment Funds with the next available redemption date extending beyond one year from June 30, 2008.

For the period from January 1 to June 30, 2008, aggregate purchases and proceeds from sales of investments in Investment Funds were $248,038,431, and $509,963,346, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Partnership from the Investment Funds. The allocated taxable income or loss is reported to the Partnership by the Investment Funds on Schedule K-1s. Such tax adjustments for the year ending June 30, 2008 will be made once the Partnership has received all 2007 Schedule K-1s from the Investment Funds.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

9. Financial Highlights

The following represents ratios to average Limited Partners’ capital and other financial highlights information for Limited Partners. The calculations below are not annualized for periods less than one year.

	For the Period from January 1, 2008 to June 30, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004 (a)	For the Year Ended December 31, 2003
Total return - prior to Performance Incentive	(0.53)%		9.31%	9.96%	6.11%	5.58%	10.61%
Performance Incentive	0.00	(b)	0.00 (b)	(0.02)	0.00 (b)	0.00 (b)	(0.67)

Total return - net of Performance Incentive (c)	(0.53	)%(g)	9.31%	9.94%	6.11%	5.58%	9.94%
Ratio of total expenses to average Limited Partners’ capital (d)	0.32%		0.69%	0.69%	0.67%	0.92%	1.04%
Performance Incentive to average Limited Partners’ capital	0.00	(b)	0.00 (b)	0.02	0.01	0.00 (b)	0.63%

Ratio of total expenses and Performance Incentive to average Limited Partners’ capital (d)	0.32%		0.69%	0.71%	0.68%	0.92%	1.67%
Ratio of net investment loss to average Limited Partners’ capital (e) (f)	(0.30)%		(0.67)%	(0.63)%	(0.56)%	(0.87)%	(0.99)%
Portfolio turnover	8%		25%	27%	34%	13%	13%
Net assets at end of the period (000s)	$2,926,552		$3,195,075	$2,764,840	$2,001,070	$1,717,415	$1,096,799

(a)	As of January 1, 2004, the Partnership adopted the method of accounting for interim payments on swap contracts in accordance with clarification provided by the SEC to registered investment companies. The Partnership has reclassified interim payments made under total return swap agreements. These interim payments are reflected within net realized loss and net change in unrealized appreciation/depreciation on swap contracts in the Statement of Operations; however, prior to January 1, 2004, these interim payments were reflected within interest expense in the Statement of Operations. The effect of this change for the year ended December 31, 2004 was to decrease the ratio of net investment loss to average Limited Partners’ capital and to decrease the ratio of total expenses to average Limited Partners’ capital by 0.05% and 0.05%, respectively.
(b)	Impact of Performance Incentive represented less than 0.005%.

(c)	Total return - net of Performance Incentive is calculated as the change in Limited Partners’ capital, adjusted for contributions and repurchases during the period, after Performance Incentive, if any, allocated to the General Partner.

(d)	Ratios do not reflect the Partnership’s proportionate share of the expenses of the Investment Funds. (e) Excludes impact of Performance Incentive.
(f)	Ratios do not reflect the Partnership’s proportionate share of the income and expenses of the Investment Funds.

(g)	Had the most recent Incentive Period ended on June 30, 2008, total return - net of Performance Incentive would have been (0.53%).

The above ratios and total return have been calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratios may vary from these returns and ratios due to the timing of capital transactions and withholding tax allocation, as applicable.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

10. Subsequent Events

From July 1, 2008 through August 20, 2008, the Partnership accepted and received approximately $130.0 million in additional contributions. The Partnership has also received tenders to repurchase Interests of approximately $10.7 million in respect of the quarterly tender offer for September 30, 2008.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Advisory Agreement, including selection of Investment Funds for investment of the Partnership’s assets, allocation of the Partnership’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of investment managers, management of short-term cash and operations of the Partnership, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Partnership for investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Partnership office facilities, equipment and personnel.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Partnership. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Partnership. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Partnership, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Partnership’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper Inc. (the “Lipper Report”), compared to the performance of a benchmark, selected by the Adviser (“benchmark”), consisting of other comparable funds of hedge funds. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Partnership. The Board concluded that the Partnership’s performance was competitive with that of its benchmark.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Partnership.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited) (continued)

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory fee rate and total expense ratio of the Partnership as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper Inc. (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Partnership, as shown in the Lipper Report. The Board concluded that the Partnership’s advisory fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Partnership’s management fee schedule under the Advisory Agreement and noted that it does not include any breakpoints. The Board considered that the Partnership was closed to new investors but is to be reopened. The Board concluded that economies of scale for the Partnership were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Partnership and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Partnership.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Partnership and the Morgan Stanley Fund Complex. The Board considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the fall-out benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Partnership (“soft dollars”). The Board noted that the Partnership invests only in Investment Funds, derivative instruments and fixed income securities, which do not generate soft dollars.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited) (continued)

Adviser Financially Sound and Financially Capable of Meeting the Partnership’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

Historical Relationship Between the Partnership and the Adviser

The Board also reviewed and considered the historical relationship between the Partnership and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Partnership’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Partnership to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Partnership’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Partnership’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Partnership and its Limited Partners to approve renewal of the Advisory Agreement for another year.

Morgan Stanley Institutional Fund of Hedge Funds LP

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Partnership’s policies and procedures with respect to the voting of proxies relating to the Partnership’s Investment Funds; and (2) how the Partnership voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Partnership at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Partnership also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Partnership’s first and third fiscal quarters on Form N-Q. The Partnership’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Partnership’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Partnership at 1-888-322-4675.

Morgan Stanley Institutional Fund of Hedge Funds LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Directors

Michael Nugent, Chairperson of the Board and Director

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Ronald E. Robison, President and Principal Executive Officer

Stefanie V. Chang Yu, Vice President

Cory Pulfrey, Vice President

Mustafa Jama, Vice President

Matthew Graver, Vice President

Amy R. Doberman, Vice President

Carsten Otto, Chief Compliance Officer

James W. Garrett, Treasurer and Chief Financial Officer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

ITEM 2.	CODE OF ETHICS. Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS. Refer to Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to a semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS.

(a)(1) This information is as of June 30, 2008.

Mustafa A. Jama is the Head of, and Chief Investment Officer for, the Morgan Stanley AIP Fund of Hedge Funds team; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2004 and has more than 12 years of relevant industry experience. Before joining the firm, Mr. Jama was a managing director and head of manager sourcing for Glenwood Capital Investments and was a director and portfolio manager at Deutsche Bank Absolute Return Strategies; both are fund of hedge funds managers. Prior to that, he managed client capital at Bankers Trust/Deutsche Bank, utilizing option strategies in equities, fixed income, currencies, and commodities and also managed Deutsche Bank’s proprietary capital. Mr. Jama received a B.S. in civil engineering from Southern University, Baton Rouge and an M.S. in civil engineering from the University of Southern California. He received an M.B.A. from Harvard Business School.

Paresh Bhatt is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on fixed income and mortgage arbitrage strategies; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2003 and has more than 13 years of relevant industry experience. Prior to his current role, Mr. Bhatt was an investment analyst. Before joining the firm, Mr. Bhatt worked for SEI Investments where he managed global equity and EAFE portfolios, led due diligence on fund of hedge funds portfolios, and was an equity analyst for Granite Associates where he conducted fundamental equity research in the TMT sector and monitored hedge fund investments. He was also a vice president at Lehman Brothers, an associate at Bankers Trust, and a research assistant at the Federal Reserve Board. Mr. Bhatt received a B.A. in economics from, and was valedictorian, at Union College, and he received an M.B.A. in finance from the Wharton School of the University of Pennsylvania.

José F. González-Heres is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on event driven, credit, and capital structure arbitrage strategies; he is also a member of the Investment Committee and serves on the Risk Management Committee. He joined Morgan Stanley AIP in 2001 and has more than 14 years of relevant industry experience. Prior to his current role, Mr. González-Heres served as an investment analyst. Before joining the firm, Mr. González-Heres was chief executive officer of Suggestionator, Inc., a privately held software company, and was an investment banker in the public finance areas of both Bear Stearns and Prudential Securities. He also worked at IBM and earned U.S. and international patents for his work on algorithms. Mr. González-Heres received a B.S. in electrical engineering from Northwestern University and an M.B.A. in finance and investments from the Yale University School of Management.

Kevin Kuntz is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on long/short equity strategies; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2006 and has 21 years of relevant industry experience. Before joining the firm, Mr. Kuntz was a portfolio manager at Ramius HVB Partners LLC, a division of Ramius Capital LLC, where he was responsible for the long/short equity components for their fund of funds vehicles. Prior to that, he was a portfolio manager and strategy head for long/short equity research at JPMorgan Alternative Asset Management. He also has sell-side experience, as an analyst and trader, through previous positions. Mr. Kuntz received a B.S. in finance from St. John’s University.

Mark L.W. van der Zwan, CFA, is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on multi-strategy, convertible bond arbitrage, and quantitative strategies; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2004 and has 12 years of relevant industry experience. Prior to his current role, Mr. van der Zwan was an investment analyst. Before joining the firm, Mr. van der Zwan was a senior consultant for Alan D. Biller & Associates, an institutional investment consulting firm, where he was responsible for hedge fund manager selection. Prior to that, he was a researcher at the National Research Council of Canada where he performed advanced computational modeling. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Lawrence Berner is a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on credit and event driven strategies including merger arbitrage, equity special situations, credit arbitrage, capital structure arbitrage and distressed investing; he is also a member of the Investment Committee. He joined Morgan Stanley AIP in 2006 and has 10 years of relevant industry experience. Before joining the firm, Mr. Berner was an analyst at Man-Glenwood Capital Investments where he was responsible for hedge fund manager selection, portfolio construction and quantitative analysis. Prior to Man-Glenwood, he was a risk analyst at ABN Amro, focusing on fixed income and foreign exchange derivatives. Before that, he was a commodities research analyst at Salomon Smith Barney. Larry received both a B.S. in computer science and a B.A. in mathematics from the University of Texas, Austin. He also received an M.S. in financial mathematics from The University of Chicago. Mr. Berner holds the Chartered Financial Analyst designation.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of June 30, 2008.

Mustafa A. Jama Jose F. Gonzalez-Heres Paresh Bhatt Kevin Kuntz Mark L. W. van der Zwan Lawrence Berner	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	Five	$4.55
Other Pooled Investment Vehicles	Fourteen	$4.83
Other Accounts	Eight	$3.61

(a)(2)(iv) Conflicts of Interests -

As a diversified global financial services firm, Morgan Stanley, an affiliate of the Adviser, engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities. In the ordinary course of business, Morgan Stanley engages in activities in which Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Partnership or the Limited Partners. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Partnership or the Limited Partners.

Transactions by Morgan Stanley - Morgan Stanley may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Partnership. Such an opportunity could include a business that competes with the Partnership or an Investment Fund in which the Partnership has invested or proposes to invest.

From time to time, Morgan Stanley may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Partnership. Due to the conflicts of interest involved and in accordance with applicable law, the Adviser will not make any investment for the Partnership in any Investment Fund that is managed by an affiliate of the Adviser. Accordingly, there may be investments that are unavailable to the Partnership due to the manager’s affiliation with Morgan Stanley. Further, in the event that Morgan Stanley acquires a business or investment manager that is a manager of any Investment Fund, the Adviser may need to liquidate any investment by the Partnership in an Investment Fund managed by such affiliated investment manager.

In addition, Morgan Stanley may have other relationships with Investment Funds or Investment Managers which may not result in Morgan Stanley directly or indirectly controlling, being controlled by, or being under common control with, such Investment Funds or Investment Managers. These relationships may include distribution or intermediary relationships with Investment Funds, strategic or principal investments in Investment Funds or their Investment Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Partnership may invest in one or more such Investment Funds or with one or more such Investment Managers. In such circumstances, the management fee and the incentive fee or allocation charged by any such Investment Fund or Investment Manager may still apply.

Compensation for Services - Morgan Stanley may seek to perform investment banking and other financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees and brokerage fees. Investment banking and other financial services compensation will not be shared with the Partnership or Limited Partners and may be received before the Partnership realizes a return on its investment. Morgan Stanley may have an incentive to cause investments to be made, managed or realized in seeking to advance the interests of a client other than the Partnership or its Limited Partners or to earning compensation. Morgan Stanley may also act as prime broker for Investment Funds.

Morgan Stanley’s Asset Management Activities - Morgan Stanley conducts a variety of asset management activities, including sponsoring unregistered investment funds as well as other investment funds registered under the 1940 Act and in that capacity is subject to the 1940 Act and its regulations. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. Morgan Stanley’s investment management activities may present conflicts if the Partnership and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Morgan Stanley’s Prime Brokerage and Administrative Activities - Certain Morgan Stanley affiliates may provide brokerage, administrative and other services from time to time to one or more accounts or entities managed by the Investment Managers of Investment Funds or their affiliates. A Morgan Stanley affiliate, as prime broker to an Investment Fund, may be a secured lender to the Investment Fund and, as such, may protect its own interests by foreclosing on fund assets, notwithstanding that such foreclosure may be adverse to the interests of investors in the Investment Fund. In addition, Morgan Stanley, as prime broker or administrator, may be privy to non-public information about the performance of the Investment Fund which it generally would not disclose to the Adviser, the General Partner or Limited Partners without express permission to do so. Accordingly, Limited Partners may not know important information that could result in a deterioration in the Partnership’s performance notwithstanding that certain affiliates or entities within Morgan Stanley will have such information.

Morgan Stanley affiliates may provide prime brokerage and other brokerage services to the Investment Funds in compliance with the applicable law. The Investment Funds may, to the extent permissible, and in compliance with applicable law, sell securities to or purchase securities from Morgan Stanley affiliates as counterparty. Morgan Stanley affiliates may create, write, or issue derivative instruments with respect to which the counterparty is an Investment Fund or the performance of which is based on the performance of an Investment Fund. Morgan Stanley affiliates may keep any profits, commissions, and fees accruing to it in connection with its activities for itself and other clients, and neither the Management Fees from the Partnership to the Adviser nor the Performance Incentive to the General Partner will be reduced thereby. The Investment Funds will pay market rate commissions or fees in respect of such transactions.

The Morgan Stanley affiliates may have an interest in an account managed by, or enter into relationships with, an Investment Manager of an Investment Fund or its affiliates on terms different from those of an interest in the Partnership. In addition, the Investment Managers of Investment Funds may receive research products and services in connection with the brokerage services that Morgan Stanley affiliates may provide from time to time to one or more Investment Funds or other accounts of such Investment Managers.

Morgan Stanley and its affiliates, including their officers, directors, partners, principals, members, or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Investment Funds or by the Partnership. They may also own the securities of these issuers. However, in making investment decisions for the Partnership, the Adviser does not obtain or use material inside information acquired by any division, department, or affiliate of Morgan Stanley in the course of those relationships. In addition, Morgan Stanley affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Partnership from engaging in certain transactions and could constrain the Partnership’s investment flexibility.

As part of its investment management process with respect to the Partnership, the Adviser performs operational due diligence on, and periodically monitors, the operational control environment of the Investment Managers. See “Investment Program—Investment Selection.” The Adviser has arrangements in place to provide similar operational due diligence and monitoring services to certain of its affiliates and other third parties. In some cases, the Adviser charges a fee for this service.

Voting Rights in Investment Funds - From time to time, an Investment Fund may seek the approval or consent of its investors in connection with certain matters relating to the Investment Fund. In such a case, the Adviser has the right to vote in its sole discretion the Partnership’s interest in the Investment Fund. The Adviser considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Investment Managers and affiliates of the Investment Funds, on the other hand, other than as a result of the Partnership’s investment in an Investment Fund. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Partnership and its Limited Partners. See “Proxy Voting.”

The Partnership may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Partnership’s lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Limited Partners. In certain circumstances, the Partnership may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Investments in Non-Voting Stock; Inability to Vote.”

Client Relationships - Morgan Stanley and its affiliates have existing and potential relationships with a significant number of sponsors and managers of Investment Funds, corporations and institutions. In providing services to its clients and the Partnership, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Partnership, the Limited Partners and/or the Investment Funds, on the other hand. Morgan Stanley may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Partnership, whether to or from a Morgan Stanley client, and in connection with the consideration offered by, and obligations of, such Morgan Stanley client in such transactions. In such cases, Morgan Stanley will owe fiduciary duties to the Morgan Stanley client that may make Morgan Stanley’s interest adverse to that of the Partnership. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Partnership.

Performance Incentive - The existence of the General Partner’s Performance Incentive may create an incentive for the Adviser (an affiliate of the General Partner) to make more speculative investments for the Partnership than it otherwise would make in the absence of such incentive compensation.

Diverse Membership; Relationships with Limited Partners - The Limited Partners are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Partnership. The conflicting interests of individual Limited Partners may relate to or arise from, among other things, the nature of investments made by the Partnership, the structuring of the acquisition of investments of the Partnership, and the timing of disposition of investments. This structuring of the Partnership’s investments and other factors may result in different returns being realized by different Limited Partners. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Limited Partner than for another Limited Partner, especially with respect to Limited Partners’ individual tax situations. In selecting Investment Funds for the Partnership, the Adviser considers the investment and tax objectives of the Partnership as a whole, not the investment, tax or other objectives of any Limited Partner individually.

Brokerage Activities - Morgan Stanley will be authorized to engage in transactions in which it acts as a broker for the Partnership and for another person on the other side of the transaction. In any such event, Morgan Stanley may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. Morgan Stanley may also act as agent for the Partnership, Investment Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Partnership, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Partnership sold its securities separately from Morgan Stanley’s other clients.

Related Funds - Conflicts of interest may arise for the Adviser or the General Partner in connection with certain transactions involving investments by the Partnership in Investment Funds, and investments by other funds advised by the Adviser, or sponsored or managed by the General Partner or Morgan Stanley, in the same Investment Funds. Conflicts of interest may also arise in connection with investments in the Partnership by other funds advised or managed by the Adviser, the General Partner, principals, or any of their affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in an Investment Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Partnership. Situations also may arise in which the Adviser, one of its affiliates, or the clients of either, have made investments that would have been suitable for investment by the Partnership but, for various reasons, were not pursued by, or available to, the Partnership. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Partnership in certain situations, if among other reasons, the investment activities limit the Partnership’s ability to invest in a particular Investment Fund.

Management of the Partnership - Personnel of the Adviser, General Partner, or their affiliates will devote such time as the Adviser, the General Partner and their affiliates, in their discretion, deem necessary to carry out the operations of the Partnership effectively. Officers, principals and employees of the Adviser and its affiliates will also work on other projects for Morgan Stanley and its other affiliates (including other clients served by the Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

(a)(3) Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Components of discretionary compensation may include:

•	Cash Bonus;

•

Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•

Investment Management Deferred Compensation Plan (IMDCP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally allocates it to designated funds advised by the Adviser or its affiliates. The awards are subject to vesting and other conditions;

•

Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors typically include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against, if applicable, the fund’s primary benchmark (as indicated in the fund’s prospectus), indices and/or peer groups where available. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management.

(a) (4) Securities Ownership of Portfolio Managers

As of June 30, 2008, none of Mustafa A. Jama, José F. González-Heres, Paresh Bhatt, Kevin Kuntz, Mark L.W. van der Zwan or Lawrence Berner owned any securities in the Fund. However, although the portfolio managers do not have any assets directly invested in the Fund, each of Mustafa Jama, José F. González-Heres, Paresh Bhatt and Mark L.W. van der Zwan have exposure to the Fund’s performance as a result of notional investments made through certain defined contribution and/or deferred compensation programs in which they currently participate.

(b) The information in Item 8(a) has been provided due to the appointment in April 2008 of Lawrence Berner as a Portfolio Manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1)	Code of Ethics is not applicable to a semi-annual report.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	President
Date:	August 29, 2008

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 29, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 29, 2008